Exhibit 10.4

EXECUTION COPY

THIRD AMENDMENT TO

FIRST LIEN CREDIT AGREEMENT

THIRD AMENDMENT, dated as of February 11, 2010 (this “Amendment”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), among CHRYSLER GROUP LLC f/k/a NEW CARCO ACQUISITION LLC (the “Borrower”), and The United States Department of the Treasury (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have agreed to make certain amendments to the Credit Agreement as described herein solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Section 1.1 of the Credit Agreement (Defined Terms).

(a) The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after clause (n) and before the phrase “; provided that” therein: “, minus (o) all gains attributable to savings realized in respect of pension, OPEB or other employee benefit costs, expenses and charges”;

(b) Clause (f) of the definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after the phrase “satisfactory to the Lender” therein: “under which the Lender subordinates its security interest in the Collateral to the Liens of the Permitted First Lien Indebtedness”; and

(c) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical order:

““Howard County Tax Assumption Agreement”: the Assumption Agreement by and between Howard County, Indiana and the Borrower, dated as of February 11, 2010, pursuant to which the Borrower has or will assume certain tax obligations of Old Carco LLC (f/k/a Chrysler LLC) as more fully described therein.”

2. Amendment to Section 2.8 of the Credit Agreement (Mandatory Prepayments and Commitment Reductions). Clause (i) of Section 2.8(a) of the Credit Agreement is hereby amended by replacing the phrase “If any term loan comprising Permitted First Lien Indebtedness is incurred by any Group Member” with the phrase “If any term loan Indebtedness described in clause (f) of the definition of Permitted Indebtedness is incurred by any Group Member”.

3. Amendment to Section 6.1 of the Credit Agreement (Minimum EBITDA). Section 6.1 of the Credit Agreement is hereby amended by substituting “$1,300,000,000” in place of “$2,700,000,000”.

4. Amendment to Section 7.1 (Events of Default). Section 7.1 of the Credit Agreement is hereby amended by (i) inserting “or” at the end of clause (n) and (ii) inserting the following new clause (o) in the appropriate alphabetical order:

“(o) the Borrower shall default in the making of any payment under the Howard County Tax Assumption Agreement or in the observance or performance of any other agreement thereunder, and such default shall continue unremedied for a period of 30 days;”.

5. Amendment to Section 7.2(b) of the Credit Agreement (Certain Cure Rights; Minimum EBITDA). Section 7.2(b) of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and adding the following sentence in its place:

“In the event that the Borrower fails to comply with Section 6.1, such failure shall be deemed to be cured if EBITDA is either $400,000,000 or more in the fiscal quarter ending December 31, 2010 or $900,000,000 or more in the fiscal quarter ending March 31, 2011 (the “Cure Period”).”

6. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:

(a) Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender.

(b) Acknowledgment and Consent. The Lender shall have received an Acknowledgment and Consent (“Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor and Grantor.

7. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that (before and after giving effect to this Amendment), as of the date of execution of this Amendment:

(a) Each Loan Party has the power and authority, and the legal right, to execute, deliver and perform the its obligations under this Amendment and the Acknowledgment and Consent to which it is a party. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and the Acknowledgment and Consent to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent. Each of this Amendment and the Acknowledgment and Consent have been duly executed and delivered on behalf of each Loan Party that is a party hereto and thereto and constitutes a legal, valid and binding obligation of each Loan

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Party that is a party hereto and thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The execution, delivery and performance of this Amendment and the Acknowledgment and Consent will not violate any Requirement of Law or any Contractual Obligation of any Loan Party that the Borrower would be required to file as a “Material Contract” under Item 601(10) of Regulation S-K of the Exchange Act, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Material Contract (other than the Liens created by the Security Documents).

(c) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

8. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Amendment signed by all parties hereto and thereto shall be lodged with the Borrower and the Lender. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER GROUP LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

[Signature Page to Third Amendment to First Lien Credit Agreement]

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By:	/s/ David N. Miller
	Name:	David N. Miller
	Title:	Acting Chief Investment Officer

[Signature Page to Third Amendment to First Lien Credit Agreement]

ACKNOWLEDGMENT AND CONSENT

Reference is made to the THIRD AMENDMENT, dated as of February 11, 2010 (the “Amendment”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), among CHRYSLER GROUP LLC (the “Borrower”), and The United States Department of the Treasury (the “Lender”).

Each of the undersigned parties to the Security Agreement, the Guarantee Agreement and the other Loan Documents hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the grants of security interests, the guarantees and the other obligations made by such party contained in the Security Agreement, the Guarantee Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER DE VENEZUELA LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER GROUP INTERNATIONAL LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER GROUP INTERNATIONAL SERVICES LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER GROUP REALTY COMPANY LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

[Signature Page to Acknowledgment and Consent]

CHRYSLER GROUP TRANSPORT LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER GROUP VANS LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER GROUP GLOBAL ELECTRIC MOTORCARS. LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

CHRYSLER HOLDING (AUSTRIA) GMBH

By:	/s/ Ulrich Hoernke
	Name:	Ulrich Hoernke
Title:

GLOBAL ENGINE ASSET COMPANY LLC

By:	/s/ Thomas E. Gunton
	By:	Chrysler Group LLC
	Name:	Thomas E. Gunton
	Title:	Assistant Secretary

[Signature Page to Acknowledgment and Consent]

GLOBAL ENGINE MANUFACTURING ALLIANCE LLC

By:	/s/ Thomas E. Gunton
	By:	Chrysler Group LLC
	Name:	Thomas E. Gunton
	Title:	Assistant Secretary

CHRYSLER GROUP SERVICE CONTRACTS LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

[Signature Page to Acknowledgment and Consent]